COLUMBIA DAILY INCOME COMPANY
                                  (THE "FUND")



                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2005


The paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The securities in which the Fund invests include those issued by the U.S. Government and its agencies and instrumentalities, whose principal and interest are guaranteed; commercial paper which, if rated by Standard & Poor's (S & P) or Moody's Investors Service, Inc. (Moody's) is rated, at the time of purchase, A-1 by S&P and Prime 1 by Moody's or, if not rated is determined to be of comparable quality by the Fund's investment advisor; and other high quality debt that have at the time of purchase a maximum remaining maturity of 13 months. The Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days.



                                                              February 17, 2005